Certain identified information has been omitted from this document because it is not material and would be competitively harmful if publicly disclosed, and has been marked with “[***]” to indicated where omissions have been made.

Exhibit 10.39

2021 Pricing Agreement (Japan Cells)

PPA Effective Date: 10/01/2020

Seller’s Vendor Number with Tesla:	106644
[***] Pricing Validity Period:	1/1/2021	through	7/31/2022
[***] Volume Commitment Period:	1/1/2021	through	7/31/2022
[***] Pricing Validity Period:	1/1/2021	through	3/31/2022
[***] Volume Commitment Period:	4/1/2021	through	3/31/2022
Seller Guaranteed Capacity Commitment during each Volume Commitment Period:	See Section 3 below
Payment Terms:	[***] – DAP (Incoterms 2010) Fremont, California or Oakland Port or FCA (Incoterms 2010) Seller’s designated location in Japan, as applicable (depending on Cell type)
1.

This 2021 Pricing Agreement (Japan Cells) (the “PPA”) is entered into by the Tesla, Inc. and Tesla Motors Netherlands B.V. (collectively, “Tesla”) and Panasonic Corporation of North America (“PNA”), and SANYO Electric Co., Ltd. acting through Tesla Energy Business Division, the assignee of the Supply Agreement from Panasonic Corporation, acting through Energy Company (“Sanyo”) (collectively, “Seller”) (each a “Party”; collectively, the “Parties”) with respect to the cylindrical lithium-ion battery cells referenced herein made by or on behalf of Seller (collectively, "Cells") in Japan. The Parties shall meet and confer in good faith to finalize an agreed, written Specification for each type of Cells, including the agreed watt-hour (Wh) capacity and size.  The pricing herein shall apply to Cells produced by Seller in Japan and continue throughout the Pricing Period. Terms used herein with initial capitalization have the meanings given where used or in the Japan Contract (as defined below). Unless expressly stated otherwise, all quarterly dates in this PPA refer to the calendar year and not a Party’s fiscal year. Subject to Exhibit C, in the event of any conflict between the terms of this PPA and the 2019 Pricing Agreement (Japan Cells) between the Parties (the “2019 PPA”), the terms of the 2019 PPA shall take precedence over those in this PPA to the extent of the conflict until the end of the Pricing Validity Period in the 2019 PPA.

2.

Orders.  Tesla and any of its Affiliates (“Authorized Purchaser”) may order goods pursuant to Orders issued directly to Seller and each such Order shall be governed by the Japan Contract.  The applicable delivery dates will be specified in Orders issued and accepted per Section 3 (Forecasts and Orders) of the Supply Agreement or otherwise agreed in writing by the Parties.  Seller shall direct all invoices under an Order to the Tesla entity identified in the Order.

3.	Volumes.
a.	[***] Cell Volumes.
i.

Seller shall guarantee availability of [***] Cells produced on [***] at [***] Japan (“[***]”) during the [***] Volume Commitment Period up to a volume of [***] Cells (the “[***] Seller Guaranteed Capacity Commitment”). Seller and Tesla shall have a good faith discussion with regard to a corresponding reduction in Seller’s Guaranteed Capacity Commitment in the event that Tesla significantly reduces its Orders for [***] Cells as a result of [***].

2021 Pricing Agreement (Japan Cells)Page 1 of 12

ii.	Tesla commits to order and purchase a minimum volume of [***] conforming and non-defective [***] Cells produced on [***] during the [***] Volume Commitment Period (“[***] Purchase Commitment”).
iii.

In the event that the actual production volume of [***] Cells produced on [***] during the [***] Volume Commitment Period exceeds the [***] Seller Guaranteed Capacity Commitment and Tesla desires to purchase a volume of [***] Cells in excess of the [***] Purchase Commitment, the Parties shall discuss Tesla’s request in good faith.

iv.

If Tesla and its Authorized Purchasers fail, collectively, to order an aggregate volume of [***] Cells produced on [***] from Seller at least equal to the [***] Purchase Commitment during the [***] Volume Commitment Period and purchase the Cells delivered by Seller in connection with such Orders, then, [***], Tesla will, [***] subject to Sections 3.c through 3.e. below, [***] for the shortfall volume not ordered pursuant to the foregoing clause (“[***] Shortfall Volume”) (and neither Tesla nor its Authorized Purchasers would [***]); provided that, upon Tesla’s request to Seller in writing [***], the Parties shall discuss in good faith [***] by Tesla and/or its Authorized Purchasers for the [***] Shortfall Volume (subject to the then [***] of [***]) before the end of the [***] Volume Commitment Period as an alternative to the foregoing [***]; further provided that the [***] in response to [***] shall be [***] after the end of [***] Volume Commitment Period.

b.	[***] Cell Volumes.
i.

Seller shall guarantee availability of [***] Cells produced at the [***] and [***] factories on the production lines specified in Exhibit A during the [***] Volume Commitment Period up to a volume of [***] Cells (“[***] Seller Guaranteed Capacity Commitment”). Seller and Tesla shall have a good faith discussion with regard to [***] in the event that Tesla significantly reduces its orders for [***] Cells as a result of [***].

ii.	Tesla commits to purchase a minimum of [***] conforming and non-defective [***] Cells produced during the [***] Volume Commitment Period (“[***] Purchase Commitment”).
iii.

If Tesla and its Authorized Purchasers fail, collectively, to order an aggregate volume of [***] Cells from Seller at least equal the [***] Purchase Commitment during the [***] Volume Commitment Period and purchase the Cells delivered by Seller in connection with such Orders, then, [***], Tesla will, [***] subject to Sections 3.c through 3.e below, [***] for the shortfall volume not ordered pursuant to the foregoing clause (“[***] Shortfall Volume”) (and neither Tesla nor its Authorized Purchasers would [***]); provided that, upon Tesla’s request to Seller in writing [***], the Parties shall discuss in good faith an [***] by Tesla and/or its Authorized Purchasers for the [***] Shortfall Volume (subject to the then [***] of the specified production lines set forth above) before the end of the [***] Volume Commitment Period as an alternative to the foregoing [***]; further provided that the [***] produced on such production lines in [***] shall be [***] after the [***] Volume Commitment Period. In addition, if the aggregate volumes of [***] Cells ordered and purchased by Tesla and its Authorized Purchaser during the [***] Volume Commitment Period are below [***] Cells, the Parties agree to discuss in good faith [***] for [***].

c.

After notifying Tesla in writing, Seller shall use Commercially Reasonable Efforts (as defined below) [***]. If and to the extent that Seller is able to [***], Tesla's Shortfall Volume payment obligations as set forth in Section 3.a and 3.b. above, as applicable, shall be [***]. “Commercially Reasonable Efforts” means taking all such steps and performing in such a manner as a well-managed company would undertake where it was acting in a determined, prudent and reasonable manner to achieve a particular desired result for its own benefit.

2021 Pricing Agreement (Japan Cells)Page 2 of 12

d.

For the avoidance of doubt, Tesla’s purchase commitments hereunder shall be deemed to be satisfied and shall be reduced, as applicable, to the extent that one or more Authorized Purchasers purchases Cells in connection with this PPA.

e.	Tesla’s purchase commitments shall be reduced by the quantity of Cells that are [***].
4.	Pricing
a.

Baseline and Unit Price. The price per Cell payable by Tesla is referred to as the “Unit Price.” The Parties agree that the Unit Prices for Cells will be firm and fixed prices determined with reference to the applicable baseline price (“Baseline Price”) and the applicable adjustments set forth herein and will not change for any reason except as expressly set forth herein.  No further amounts shall be payable by Tesla for any reason, except as may be applicable per Section 3 (Volumes) and Section 5 (Customs) herein. The Unit Prices for Cells will not increase for any reason except as expressly contemplated in this PPA or otherwise mutually agreed by the Parties through either a formal signed amendment hereof or an Order that is issued by Tesla and accepted by Seller. The Parties will adjust the [***] according to the method described in Exhibit B.

b.	[***] Cells Pricing
i.

Baseline Price: The Baseline Price for the ‘[***]’ Cells during the [***] Pricing Period shall be the applicable rate set forth in Table 4-A, based on the date of delivery of the Cells. The Parties agree that the following Baseline Prices include a depreciation charge based on an annual aggregate volume of [***] Cells. The Parties will adjust the [***] according to the method described in Exhibit B.

ii.	Table 4-A: ‘[***]’ Cell Baseline Prices.

Table 4-A – ‘[***]’ Cell Baseline Prices
	Baseline Price		[***]
	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

*  The above [***] is for reference only and calculated using a currency exchange rate of USD1:JPY[***].

**  Transportation cost ([***]/cell) to Oakland is not included in above.

iii.

Metals Adjustment.  At the beginning of each [***] during the [***] Pricing Period, the metals identified below will be adjusted as follows:  the Parties will measure the [***] per the applicable index or metric for the applicable measurement window in Table 4-B below (this is the “Index Average Cost”), and adjust the Baseline Price (up or down) based on the difference between the then-current Index Average Cost for each material and the baseline commodity assumptions set forth below. For purposes of this adjustment, the raw materials prices shall be converted from United States Dollars (USD) into Japanese Yen (JPY) using the average trailing exchange rate and the average trailing commodity prices for the applicable [***] period set forth in Table 4-B below.

Table 4-B: ‘[***]’ Cell Metals Adjustment and Currency Exchange
Cell Material	[***]	[***]	[***]	[***]	[***]
Index/Metric	[***]	[***]	[***]	[***]	[***]
Measurement Window	[***]	[***]	[***]	[***]	[***]

2021 Pricing Agreement (Japan Cells)Page 3 of 12

Table 4-B: ‘[***]’ Cell Metals Adjustment and Currency Exchange
Cell Material	[***]	[***]	[***]	[***]	[***]
Content per Cell: [***]	[***] per Cell	[***] per Cell	[***] per Cell ([***]) [***] per Cell ([***])	[***] per Cell ([***]) [***] per Cell ([***])	N/A
Commodity Price Baseline	[***]	[***]	[***]	[***]	[***]JPY/USD

iv.

Lithium Adjustment.  Each [***] during the Pricing Period starting [***], the Baseline Price shall adjust as follows:  the Parties will measure the [***] prices for [***] for the applicable measurement window in the table below, and adjust the Baseline Price (up or down) based on the difference between the then-current Index Average Cost and the baseline commodity assumption set forth below.

Table 4-C: ‘[***]’ Cell Lithium Adjustment
Cell Material	[***]
Index/Metric	[***]
Measurement Window	See Table 4-D below
Content per Cell: [***] Baseline	[***] per Cell ([***]) [***] per Cell ([***])
Commodity Price Baseline	[***]
Measurement Window for Currency Exchange	[***] average at [***] prior to delivery ([***])

Table 4-D: ‘[***]’ Cell Measurement Window for Lithium Adjustment
Pricing Period	Measurement Window
Calendar Year [***]	[***]
Calendar Year [***]	[***]
Calendar Year [***]	[***]
Calendar Year [***]	[***]

c.	‘[***]’ Cell Pricing
i.

Baseline Price.    The Baseline Price for ‘[***]’ Cells during the [***] Pricing Period shall be the applicable rate set forth in Table 4-E in each case based on the date of delivery of the Cells.  The baseline pricing shown in Table 4-E was calculated using [***] per Cell [***]. If the actual [***] per Cell [***] of [***] Cells is [***] than the agreed [***] specification, the Parties agree to discuss in good faith [***].

ii.	Table 4-E: ‘[***]’ Cell Baseline Prices.

Table 4-E – ‘[***]’ Cell Baseline Prices
	[***]	[***]	[***]	[***]	[***]
Baseline (Yen/cell)	[***]	[***]	[***]	[***]	[***]

*  Transportation cost to Fremont ([***]/cell) is [***] in above.

iii.	Metals Adjustment. At the [***] during the [***] Pricing Period, the metals identified below will be adjusted as follows: the Parties will measure the [***] per the applicable index or metric

2021 Pricing Agreement (Japan Cells)Page 4 of 12

for the applicable measurement window in Table 4-G below (this is the “Index Average Cost”), and adjust the Baseline Price (up or down) based on the difference between the then-current Index Average Cost for each material and the baseline commodity assumptions set forth below. For purposes of this adjustment, the raw materials prices shall be converted from United States Dollars (USD) into Japanese Yen (JPY) using the [***] and the [***] for the applicable [***] period set forth in Table 4-I below.

Table 4-G: ‘[***]’ Cell Metals Adjustment
Cell Material	[***]	[***]	[***]	[***]
Index/Metric	[***]	[***]	[***]	[***]
Measurement Window	Per Table 4-I below	Per Table 4-I below	Per Table 4-I below	Per Table 4-I below

Content Per Cell: [***]	[***] per Cell	[***] per Cell	[***] per Cell ([***]) [***] per Cell ([***])	[***] per Cell ([***]) [***] per Cell ([***])
Commodity Price Baseline	[***]	[***]	[***]	[***]
Exchange Rate (Yen/$) *	[***] (* Baseline assumes [***] JPY/USD)

iv.

Lithium Adjustment. At the [***] during the [***] Pricing Period, the Baseline Price shall adjust as follows:  the Parties will measure the [***] based [***] for the applicable measurement window in Table 4-I below, and adjust the Baseline Price (up or down) based on the difference between the then-current Index Average Cost for [***] and the baseline commodity assumption set forth below. For purposes of this adjustment, the raw materials prices shall be converted from United States Dollars (USD) into Japanese Yen (JPY) using [***] and the [***] for the applicable [***] period set forth in Table 4-I below.

Table 4-H: ‘[***]’ Cell Lithium Adjustment
Cell Material	[***]
Index/Metric

Average of actual price paid for [***], provided that Tesla must approve in writing the pricing for all new [***] volume commitments created after the PPA Effective Date.  If Seller fails to obtain Tesla’s prior written consent, the price for purposes of this adjustment shall not exceed the [***] and made available to Seller from [***].

Measurement Window	See Table 4-I below
Content per [***] Cell Baseline	[***] per Cell till [***] [***] per Cell from [***]
Commodity Price Baseline	[***]
Exchange rate (Yen/$) *	[***] (*Baseline assumes [***]JPY/USD)

Table 4-I: ‘[***]’ Cell Measurement Windows for Metals and Lithium Adjustments and corresponding Currency Exchange
Pricing Period	Measurement Window: Metals	Measurement Window: Lithium	Measurement Window: Currency Exchange
Calendar Year [***]	[***]	[***]	[***]

2021 Pricing Agreement (Japan Cells)Page 5 of 12

Calendar Year [***]	[***]	[***]	[***]
Calendar Year [***]	[***]	[***]	[***]
Calendar Year [***]	[***]	[***]	[***]
v.
d.

Line Conversion. In connection with any conversion of [***] production lines between production of [***], the Parties shall [***] the following[***] in connection with [***] which may include a [***]; and [***].  Tesla shall [***], except to the extent expressly provided herein or agreed in writing by both Parties prior to the conversion. Without limiting anything to the contrary herein, the Parties will discuss in good faith if Tesla requests that Seller convert [***] to a [***] from the production of [***], and Seller will [***] except as agreed in writing by both Parties.

5.

Customs.  Upon arrival at the port of entry to the United States, Cells will be moved under customs bond by [***] designated customs broker into [***] Foreign Trade Zone (FTZ) against the bond of [***] selected carrier.  Seller shall provide all [***] required for passage through customs and governmental reporting through [***] FTZ.  [***] will act as the importer of record for purposes of each such shipment.  In the event that new, additional, or increased duties or tariffs are imposed on the import of Cells after the PPA Effective Date, including any antidumping duties, countervailing duties, or ‘national security’ or similar tariffs (collectively, “New Duties”),  the Parties shall explore all options to minimize the impact of such New Duties, the Parties shall discuss options to share responsibility for the cost of such New Duties, and [***] shall undertake Commercially Reasonable Efforts to minimize New Duties.

6.	Material Sourcing.
a.

Seller will comply with the Tesla Supplier Code of Conduct which is available at https://www.tesla.com/sites/default/files/about/legal/tesla-supplier-code-of-conduct.pdf and, to the extent applicable, the Tesla Human Rights And Conflict Minerals Policy which is available at https://www.tesla.com/about/legal#human-rights-and-conflict-minerals-policy (the foregoing two policies are referred to, collectively, as “Tesla’s Conduct Policies”).

b.

Sustainability. Tesla and Seller each acknowledge the importance of maintaining a sustainable supply chain, in which vendors and suppliers at all levels comply in full with all applicable Laws, industry standards, and Tesla’s Conduct Policies (defined above), in each case with respect to sustainable labor practices, including a zero-tolerance policy with respect to child or forced labor and robust safety standards (collectively, the “Sustainability Standards”). Accordingly, the Parties agree as follows:

i.

Seller shall contractually require its suppliers and sub-suppliers to [***] for purposes of production of Cells under this PPA. “Minerals” means any form of cobalt and/or ‘conflict minerals’ (as that term is used in Tesla’s Conduct Policies).

ii.

At least [***] during the Term, Seller shall [***] (collectively, “Minerals Suppliers”). Seller shall conduct each [***] in accordance with [***], including as applicable the [***] from [***] and the commitments adopted [***], [***] firm with relevant industry experience. The scope and methodology of [***], and shall schedule [***] to facilitate [***]. Seller will provide Tesla and its independent auditors with a [***]. Seller shall complete each [***] and deliver a [***] during the Term.

iii.	If and to the extent that a [***], then the Parties shall promptly discuss in good faith and one of the following shall apply:
(i)	Seller shall promptly: (a) cause the [***] and provide evidence to Tesla that [***]; and/or (b) [***] related to this PPA [***]); or

2021 Pricing Agreement (Japan Cells)Page 6 of 12

(ii)	If Seller is unable to achieve compliance as contemplated in Subsection (i) above, the Parties shall promptly [***]).

7.Capital Investment for [***] Cell.

a.	Seller commits to [***] in [***] to [***] the [***] Seller Guaranteed Capacity Commitment. The aggregate amount of [***] for the foregoing shall be [***] JPY.
b.

The Parties agree and acknowledge that Seller shall be entitled to [***](including, without limitation, [***]) in connection with the foregoing [***] through the [***] on [***] at the [***] provided in this PPA and in any successive pricing agreement (until [***]), which the Parties agree and acknowledge include [***] for [***] of the [***] in accordance with Exhibit B, provided that [***].

c.

Seller will [***].  If Tesla’s program of the [***] Cells produced on [***] is terminated prior to [***], Seller shall [***] as agreed in writing by the Parties following a good faith discussion. The Parties acknowledge and agreed that this Section 7 shall survive expiration or termination of this PPA. Tesla’s obligation to [***] shall be reduced to the extent that Seller [***] after the termination of this PPA [***].

8.	Miscellaneous.
a.

The Parties’ Supply Agreement dated October 5, 2011 (as amended) (“Supply Agreement”), Non-Disclosure Agreement for Commercial Agreement, Japan dated July 1, 2019 (“NDA”), and the letter agreement of May 26, 2020 regarding [***] Cell Production (“[***] Cell Investment Letter”) are incorporated by reference as integral parts hereof.

b.

The Supply Agreement, the NDA, this PPA, the [***] Cell Investment Letter, and Orders issued by or for Tesla hereunder (collectively, “Japan Contract”) constitute the entire agreement between the Parties with respect to the subject matter herein and supersede all prior oral or written representations or agreements by the Parties with respect to its subject matter. No subsequent terms, conditions, understandings, or agreements purporting to modify the terms of this PPA will be binding unless in writing and signed by both Parties.  For the avoidance of doubt, the terms and conditions of the 2019 Pricing Agreement dated September 17, 2019 shall continue to apply to the sale of [***] Cells by Seller to Authorized Purchasers on and after the Effective Date of this PPA.

c.	In the event of a conflict between or among the document comprising the Japan Contract, the conflict shall be resolved per Section 15.e (Entire Agreement) of the Supply Agreement.
d.	This PPA may be executed in counterparts, each of which when so executed and delivered will be deemed an original, and all of which taken together will constitute one and the same instrument.

[Signature page follows]

2021 Pricing Agreement (Japan Cells)Page 7 of 12

Agreed by authorized representatives of each Party and signed by the Parties as of the PPA Effective Date.

Tesla, Inc.	Tesla Motors Netherlands B.V.
By: /s/ Dinesh Swamynathan Printed: Dinesh Swamynathan Title: Director, Supply Chain Date: 12/28/2020	By: /s/ Stephan Werkman Printed: Stephan Werkman Title: Director Date: 12/29/2020

Panasonic Corporation of North America	Sanyo Electric Co., Ltd.
By: /s/ Kenji Shimonishi Printed: Kenji Shimonishi Title: Chief Financial Officer Date: 12/23/2020	By: /s/ Keisuke Matsukara Printed: Keisuke Matsukara Title: Director Date: 12/24/2020

2021 Pricing Agreement (Japan Cells)Page 8 of 12

Exhibit A - [***] and [***] Factories Production Lines

Factories	Line	Cell type	Customers	Anticipated Monthly Capacity (millions of Cells / month)
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]

Any contents described in the above schedule are for reference only and will not constitute Seller’s commitment in any respect. Seller reserves its right to change any of them at any time at its sole discretion so long as Seller fulfills its obligation of [***].

2021 Pricing Agreement (Japan Cells)Page 9 of 12

Exhibit B Volume-Based Adjustment

1.	[***] Cell [***] Adjustment.

The [***] adjustment of the ‘[***]’ lithium-ion battery cells shall consist of following two adjustments, i.e., “Adjustment A” and “Adjustment B” and both such adjustments shall apply to the ‘[***]’ lithium-ion battery cell Unit Prices simultaneously.

A.	Adjustment A.
1)

General.  The ‘[***]’ lithium-ion battery cell Unit Prices include a [***] which is based on the agreed annual quantities reflected in [***] (‘baseline cell quantity’) of the table below (as applicable, this is the “[***] Cell Quantity”) and the [***]. The [***] based on the [***] Cell Quantities is set forth in [***] (‘Baseline cost/cell’) of the table below (this is the “[***] Cell [***]”).

2)	[***] Adjustment.
a)

At the [***] during the Pricing Period (as applicable, the “[***]”), the Parties shall adjust the Unit Price for [***] as set forth in Section 2(b) below based on [***] for ‘[***]’ lithium-ion battery cells in Japan for such [***].  This [***] shall include the [***]. The [***] shall include [***]. Seller shall [***]. The [***] in the [***] may only [***].

b)	The adjustment to Item Prices shall be calculated as illustrated through the examples in [***] of the table below (this is the “[***] Adjustment”). This adjustment is subject to the following:
i)	If and to the extent that the [***];
ii)	If and to the extent that the [***]; and
iii)	If and to the extent that the [***].
3)	[***] Adjustment.
a)	At the [***], the Parties shall adjust the Item Price for the [***] as set forth in Section 3(b) below based on the [***] (this is the “[***] Cell [***]”).
b)	This adjustment is subject to the following:
i)

The Parties will determine the [***] quantities of ‘18650’ lithium-ion battery cells produced in Japan and sold to (i) Tesla, any Affiliate of Tesla, or any authorized purchaser of Tesla (the “Tesla Quantity”), [***]during the Prior Year (collectively, the [***] are referred to herein as the “[***]”).  The [***] shall include any and all battery cells [***] such as [***] and form factor ‘[***]’, and similar battery cells, without regard to the [***] of such battery cells.

ii)	If and to the extent that the [***];
iii)	If and to the extent that the [***]); and
iv)	If and to the extent that the [***].
4)	If and to the extent that [***], the Parties shall adjust the table to reflect the [***].
5)

The foregoing adjustments in Sections 2) and 3) together with Secion B.2) below are [***] lithium-ion battery [***] under the Japan Contract, and it is understood that Tesla shall [***].  Unless otherwise agreed by both parties, the total amounts [***] shall not exceed the amounts shown in [***] of the table below for the purpose of this Adjustment A.

[***]

B.  Adjustment B.

2021 Pricing Agreement (Japan Cells)Page 10 of 12

1)	General. The ‘[***]’ lithium-ion battery cell Unit Prices include a [***] which is based on [***] of the table below. The [***] of the table below (this is the “[***] Cell [***]”).

2)   True-Up Adjustment.

a)	At the [***], the Parties shall adjust the Item Price for the [***] based on the [***], relative to the [***] (this is the “[***] Cell [***]”).
b)	This adjustment is subject to the following:
i)

The Parties will determine the [***] quantities of ‘[***]’ lithium-ion battery cells produced in Japan and sold to Tesla, any Affiliate of Tesla, or any authorized purchaser of Tesla (the “[***] Tesla Quantity B”), [***].

ii)	If and to the extent that the [***] Tesla Quantity is [***], the adjustment shall be based on [***] in the [***] Tesla Quantity B;
3)	Unless otherwise agreed by both parties, the total amounts recoverable by Seller hereunder for [***].
[***]

2.	[***] Cell [***] Adjustment.
1)	General. The ‘[***]’ lithium-ion battery cell Unit Prices include a [***] which is based on the [***] (‘[***]’) of the table below.

2)   2021 True-Up Adjustment.

a)	At the [***], the Parties shall adjust the Item Price for the [***] based on the [***] (this is the “[***] Cell [***]”).
b)	This adjustment is subject to the following:
i)

The Parties will determine the actual, [***] ‘[***]’ lithium-ion battery cells produced on [***] in Japan (“[***]”) and sold to (i) Tesla, any Affiliate of Tesla, or any authorized purchaser of Tesla (the “[***] Tesla Quantity [***] during [***] (collectively, the [***] are referred to herein as the “[***]”). The [***] shall include any and all battery cells [***] and form factor ‘[***]’, and similar battery cells, without regard to the [***] of such battery cells.

ii)	If and to the extent that the [***];
iii)	If and to the extent that the [***];
iv)	If and to the extent that the [***]; and
v)	If and to the extent that the [***];

[***]

3)	If and to the extent [***], the Parties shall adjust the table to [***].

4)    The foregoing adjustments are [***] lithium-ion battery [***], and it is understood that Tesla shall have [***].  Unless otherwise agreed by both parties, [***].

5)     The [***] adjustment of the [***] lithium-ion battery cells produced on [***] shall be made based on the same methodology as set forth above.

2021 Pricing Agreement (Japan Cells)Page 11 of 12

Exhibit C– Agreement Regarding

2020 Commitment under the 2019 PPA

In complete and final settlement and resolution of all claims and potential claims relating to i) [***]; and ii) [***], the Parties agree as follows:

1.	The [***] is agreed to be [***];

2.	The actual [***] is agreed to be [***]; and

3.	In addition, as a result of the Parties’ good faith discussion on the impact of [***], Tesla shall [***].

4.	Tesla shall [***] within the timeframes indicated below:

Date	Amount
[***]	[***]
[***]	[***]

5.	Panasonic agrees to provide [***]. During the course of [***], if the Parties reasonably determine that [***], the Parties shall have a good faith discussion on [***].

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